SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2006

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

Two Liberty Place, 1601 Chestnut Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code

(215) 761-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 (Other Events).

On November 7, 2006, CIGNA Corporation (the “Company”) executed an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company and Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named in Schedule I thereto (together, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $250,000,000 aggregate principal amount of its 6.150% Senior Notes due 2036 (the “Notes”). The offering of the Notes was registered with the Securities and Exchange Commission in a Registration Statement on Form S-3, File No. 333-136704 (the “Registration Statement”). The Notes were offered pursuant to a prospectus dated August 17, 2006, and a prospectus supplement dated November 7, 2006. The Notes were issued pursuant to a Senior Indenture, dated as of August 16, 2006 (filed as Exhibit 4.1 to the Registration Statement), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a Supplemental Indenture No. 1 (the “Supplemental Indenture”), dated as of November 10, 2006, between the Company and the Trustee. The closing of the sale of the Notes occurred on November 10, 2006.

The following documents are being filed with this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement: the Underwriting Agreement; the Supplemental Indenture; the form of the Note; and an Opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the validity of the Notes.

Item 9.01 (Financial Statements and Exhibits).

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 7, 2006, by and among CIGNA Corporation and Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

4.1	Supplemental Indenture No. 1, dated as of November 10, 2006, between CIGNA Corporation and U.S. Bank National Association, as trustee.

4.2	Form of Note (included as Annex A to Exhibit 4.1).

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: November 14, 2006	By: /s/ Michael W. Bell
Michael W. Bell
Executive Vice President and
Chief Financial Officer

Index to Exhibits

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated November 7, 2006, by and among CIGNA Corporation and Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.	Filed herewith

4.1	Supplemental Indenture No. 1, dated as of November 10, 2006, between CIGNA Corporation and U.S. Bank National Association, as trustee.	Filed herewith

4.2	Form of Note (included as Annex A to Exhibit 4.1).	Filed herewith

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.	Filed herewith

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).	Filed herewith